Exhibit 99.1
Investor Presentation May 2008 Heckmann Corporation China Water & Drinks, Inc.

Filed below is a presentation to Heckmann Corporation ("Heckmann") investors on May 20, 2008 regarding Heckmann's proposed business combination with China Water and Drinks, Inc. ("China Water"). Heckmann may hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Heckmann's securities or in the announcement concerning the proposed business combination with China Water. The attached slide show may also be distributed in print form to attendees of these presentations. The transaction described herein is subject to a number of risks and uncertainties, including, but not limited to, the satisfaction of certain conditions to the closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all. This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to the benefits of the transaction, the future financial performance of the surviving entity, the growth of the market for bottled water in China, expansion plans and opportunities, plans to increase production capacity, pending and future acquisitions by the surviving entity, and consolidation of the market for bottled water in China generally. These forward-looking statements are based on information available to Heckmann and China Water as of the date of this filing and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Heckmann's or China Water's views as of any subsequent date and neither undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made. Risks that could cause actual results to differ materially from those anticipated by the forward-looking statements contained herein include difficulties encountered in integrating the merged businesses and management teams, difficulty in completing targeted acquisitions or integrating them effectively, identifying and completing additional acquisitions needed to achieve growth targets, the adverse impact of competitive product announcements, revenues and operating performance, changes in overall economic conditions, competitors' actions, pricing and gross margin pressures, loss of key customers, order cancellations or reduced bookings, control of costs and expenses, significant litigation, risks associated with international operations, the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally, risks and costs associated with increased regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002), and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in Heckmann's Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the "SEC") on March 31, 2008 (the "Heckmann Annual Report"), Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other of Heckmann's SEC filings, and China Water's Annual Report on Form 10-K as filed with the SEC on May 1, 2008, as amended (the "CW Annual Report"), Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other of China Water's SEC filings. This communication is being made in respect of the proposed transaction involving Heckmann and China Water. Heckmann and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Heckmann's stockholders to be held to approve the proposed business combination. In connection with the proposed transaction, Heckmann plans to file with the SEC a Registration Statement on Form S-4 containing a Proxy Statement/Prospectus and each of Heckmann and China Water plan to file with the SEC other documents regarding the proposed transaction. Stockholders of Heckmann and other interested persons are advised to read, when available, Heckmann's preliminary and definitive Proxy Statements in connection with the forthcoming solicitation of proxies for the forthcoming special meeting because these proxy statements will contain important information. Such persons can also read the Heckmann Annual Report and CW Annual Report, and subsequent filings with the SEC for a description of the security holdings of officers and directors of Heckmann Corporation and China Water, and their respective interests in the successful consummation of the proposed business combination. The definitive Proxy Statement will be mailed to stockholders as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain a copy of the definitive Proxy Statement, without charge, by directing a request to: Heckmann Corporation, 75080 Frank Sinatra Drive, Palm Desert, California 92211. The preliminary and definitive Proxy Statements, once available, and the final Prospectus can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Transaction Overview

Vision The acquisition of China Water & Drinks ("CWDK") represents a special opportunity to provide the platform to invest in China's water industry. CWDK's well-established bottled water platform, combined with China's economic growth, favorable demographic characteristics and highly fragmented market provides for a compelling growth story with significant upside potential.

Investment Highlights Well recognized branded, OEM and private label product offerings Key supplier of bottled water to Coca-Cola(r) in China since 1996 Six first-rate facilities across China serving 14 provinces and regions Successful history of acquisitive growth and established platform for growth Established distribution and sales force with access to over 3,600 distributors and retailers Experienced management team with extensive long-term relationships throughout China Heckmann Corp. is uniquely positioned to capitalize upon the opportunity Pro forma for the acquisition, CWDK will have significant amount of liquidity to rapidly grow its operations and footprint Existing CWDK investors, including Goldman Sachs and Pinnacle Fund, will stay invested and convert their shares in CWDK and exchange them for Heckmann shares

Implied Valuation

China Water & Drinks Industry Overview

Attractive Industry Dynamics China represents a compelling growth opportunity for a well-capitalized and experienced operator. Significant need for "safe" drinking water A recent survey of 11 provinces found that over half of all water samples contained unacceptably high levels of bacteria(1) Uneven distribution of water resources The UN has identified China as one of the 13 countries with the lowest water per capita in the world. Of 660 Chinese cities, at least 400 have water shortages and at least a third suffer critical shortages Growing middle class represents the largest group of consumers Middle class expected to be greater than 350 million by 2011(2) Increase in personal wealth and living standards Chinese real GDP per capita has grown 10% per year over the last 5 years and is expected to grow more than 8% per year over the next 5 years(3) Significant opportunity for consolidation Highly-fragmented market with over 250 producers (1) UNICEF. The McKinsey Quarterly, The value of China's emerging middle class, 2006. Economist Intelligence Unit.

Poor Quality Drinking Water In China

The need for a clean and reliable source of drinking water in China is a significant issue, and bottled water has been increasingly relied upon for basic necessities.



- World Bank estimates 90% of cities' groundwater and 75% of rivers and lakes are polluted
- Tap water quality is generally unsuitable
  - Tap water in half of China's major cities is polluted with industrial chemicals and fertilizers[(1)]
  - Industrial wastewater treatment has not been completely established
- 700 million people drink contaminated water every day and 300 million of those people drink water that is unsafe[(2)]
- 190 million Chinese suffer from water related illnesses each year[(3)]
- Poor water quality is driving strong demand for clean drinking water
- Bottled water has overtaken carbonated sweet drinks and is growing faster[(4)]

(1) Report issued on July 17, 2007 by China's State Environmental Protection Administration.
(2) Government report themed "China's Environment in 2006: Changes and Struggles."
(3) Guardian News & Media.
(4) Euromonitor International, "Bottled Water in China", July 2007.

8

Underdeveloped Market Even with recent strong growth rates, bottled water consumption in China has significant room to grow. Source: Beverage Marketing Corporation and CIA World Factbook. Note: GDP per capita defined as GDP at purchasing power parity divided by population. Bottled Water Consumption - Liters Per Capita (2007) 2007E GDP per Capita (USD) $55,200 $12,500 $31,000 $36,500 $33,800 $34,400 $33,700 $46,000 $19,500 $5,300

Significant Market Potential 3,981 Miles = Distance from Anchorage, AK to Miami, FL 336,815,000 = Population between these two points 3,757 Miles = Distance from Hong Kong, China to Dubai, UAE 3,099,224,560 = Population between these two points The country and surrounding region represent a substantial opportunity for growth. Source: Beverage Marketing Corporation and Euromonitor.

Demand driven by Growing need for "safe" drinking water Improving living standards Middle class expected to be greater than 350 million by 2011(1) Uneven distribution of water resources Increasing Domestic Demand Rapid Growth of Consumption of Bottled Water in China (in millions of gallons) Source: Beverage Marketing Corporation. (1) The McKinsey Quarterly, The value of China's emerging middle class, 2006. CAGR 17.5% Historical & Projected Growth of Chinese Middle Class Source: National Bureau of Statistics in China; McKinsey Global Institute analysis.

Competitive Landscape Selected Competitors: Hangzhou Wahaha sales from 1989 to 2007 had a CAGR of 47.3%. The Hangzhou Wahaha Group was recently valued at ~$6.7 billion by Wall Street research. The Wahaha JV, majority owned by Danone, is the largest bottled water company in China Al Ain Water (owned by Abu Dhabi based AGTHIA) stated in 2008 that their bottled water business is growing at 55% Hyflux's China operation has gone from S$12.4 million in 2001 to S$157 million in 2007 for a CAGR of 52.7% Glaceau, purchased by Coca Cola in 2007 for $4.1 billion. 2006 Revenues were $356 million and 2007 revenues were estimated to be $700 million In 2007 Nestle bought Swiss bottler Minerales Henniez for $130 million. Minerales Henniez had net income of $4.7 million and a 5 year CAGR of -4.8% ($ in millions) (1) Assumes the same percentage of off-trade value in 2007 as in 2006 based on Euromonitor International, "Bottled Water in China", July 2007 and year-end exchange rate of 7.65. Bottled Water Competitors:

There Are No "Pure" Water Investments Here are "some" comparable companies:

There Are No "Pure" Water Investments (Continued)

China Water & Drinks Business Overview

China Water and Drinks, Inc. China Water and Drinks, Inc. is a rapidly growing manufacturer of bottled water in the People's Republic of China. Major producer of bottle and carboy size bottled water Key supplier of bottled water to Coca-Cola(r) in China since 1996 Well recognized private-label and branded products "Darcunk" (Absolutely Pure) & other own brands represented 64% of revenue Well established distributor and OEM customer channels Access to over 3,600 distributors and retailers in 14 provinces and regions Proven history of organic and acquisitive growth 59% year over year sales growth from 2006 to 2007 Experienced management team with extensive relationships

Products & Customers Two main production lines Bottle water (350 mL - 1,500 mL) Carboy size water (18.9L) Expansion opportunities include: Super oxygenated water Vitamin-enriched water Mineral water 2007 Revenue by brand Branded Product Primary "Darcunk" (Absolutely Pure) bottled water Continue to expand geographic reach of branded product via acquisition OEM Coca-Cola(r) in China (2008 Olympics Supplier) Uni-President(r) (Taiwan) JianLiBao(r) (China) Great Nature (China) Private Label Provide total solution, including bottle design, production, packaging and delivery Supply to Sands Macau Casino 2007 Revenue by product line

Production Facilities First-rate 5-stage filtration and purification process Plants are independently audited for Quality control Compliance in procedures Standards Hygiene Shenyang Changchun Nanning Zhanjiang Feixian Guangzhou JV (China Bottles) Fully integrated and automated production process All facilities meet government hygiene standards Meets Coca-Cola's high standards Facilities highlights

Acquisition, Expansion and Efficiency Acquired two bottled water companies (Nanning and Shenyang) to expand capacity and footprint in 2007 For existing plants Automating production lines to further increase efficiency Adding additional production lines to increase capacity Continued growth with Coca-Cola Acquire additional bottled water production plants. Five now either under contract or in negotiations Fragmented market with over 250 bottled water producers in China Significant opportunity to consolidate additional plants Selected vertical integration Secured access to PET injection molding and bottle blowing machinery Planned capacity expansion will increase current capacity by over 100% Automate and standardize production lines for all new and acquired plants Implementation of robust ERP system Expand product line (e.g. oxygenated and vitamin water) (1) New Plants Under Construction.

Experienced Management Team Mr. Richard Heckmann (Chairman & CEO: Heckmann Corp) Former Chairman & CEO of US Filter Former Chairman & CEO of K2 Inc. Co-owner of the Phoenix Suns Mr. Hongbin Xu (Founder & CEO: China Water & Drink) Former government official managing water resources More than 10 years of experience in the bottled water industry Graduated from the Water Resource Institute of QingHai Province CFO (China Water & Drinks) More than 7 years of Wall Street investment banking experience Dedicated the last three and a half years working with clients in the industrial sector Extensive knowledge of corporate finance Fluent in both Chinese and English Director of Financial Reporting (Heckmann Corp) Former Director of Business Development and Director of Financial Accounting at K2 Inc. Former Corporate Controller at US Filter Former Corporate Controller for Wheelabrator Engineered Systems division of Waste Management which was acquired by US Filter

China Water & Drinks Financial Summary

Historical Financial Summary Operating statistics

Balance Sheet Highlights Strong balance sheet to fund expansion.

Rapid Revenue Growth & Improving Profitability Revenues ($ in millions) CAGR 43% Net Income & EPS ($ in millions) CAGR 67% $0.24 (2) $0.61 (3) EPS Note: 2009E includes any potential acquisitions. Adds back one-time non-cash adjustment of $2.6 million. Based on diluted 80.9 million shares. Based on diluted 147.2 million shares outstanding pro forma for business combination with Heckmann. $150 million in contingent payments if Company achieves $90 million in Adjusted Net Income in 2009 (1)

2008 1st Quarter Growth Accelerating ($ in millions) Actual (Unaudited) ($ in millions) Pro Forma with Acquisitions 150% yoy 65% yoy 194% yoy 100% yoy Revenue Net Income Revenue Net Income (1) (1) (1) Adds back one-time transaction, legal and financing expenses and other charges.

Transaction Structure

SOURCES & USES

Without $150 million Contingent Payments

Sources		Uses	
Proceeds from trust	$430	Refinance existing debt	–
New debt	–	Cash to CWDK	$168
CWDK seller equity	455	Equity to CWDK	455
		Transaction expenses	40
		Cash to balance sheet	222
Total Sources	**$885**	**Total Uses**	**$885**

Heckmann Corp. will pay certain rights holders and others of China Water $150 million if the Company earns $90 million of Adjusted Net Income in 2009

SOURCES & USES

With $150 million Contingent Payments

Sources		Uses	
Proceeds from trust	$430	Refinance existing debt	–
New debt	–	Cash to CWDK	$168
CWDK seller equity	605	Equity to CWDK	605
		Transaction expenses	40
		Cash to balance sheet	222
Total Sources	**$1,035**	**Total Uses**	**$1,035**

Note: Assumes contingent payments are paid in stock.

~61 million Heckmann shares issued to China Water

- ~22 million shares will be held by Goldman Sachs, Pinnacle Fund & Liberty Harbor

Certain shareholders will receive cash at $5.00 per share instead of equity

All major China Water shareholders who receive Heckmann shares will have a Lock-up Agreement of up to 2 years

$150 million in contingent payments will be made in either cash or stock at Heckmann's discretion

- **Contingent on $90 million of 2009 Adjusted Net Income**

26

Heckmann Overview

Heckmann's Operating Experience

Dick Heckmann - The Story Significant Value Creation (Market Capitalization and Stock Price) Stock Price CAGR: 33% Through over 250 acquisitions, US Filter became the global leader in the water-treatment business with annualized revenue exceeding $5.5 billion. 1990 1991 1999 Heckmann bought US Filter for $1.6 million (~40% of company) Sold to Vivendi for $8.1 billion enterprise value ($6.2 billion of equity) $4 mm $6.2 bn 1998 --------- Completed over 250 acquisitions Acquisitions expanded offerings, technologies, geographies and customers to create a one-stop shop Market Capitalization Stock Price $2.63 $31.50 Market Cap CAGR: 132%

Delivering Value - Revenues ($ in millions) EBITDA(1) ($ in millions) CAGR: 102% CAGR: 105% Operating Income ($ in millions) Net Income ($ in millions) CAGR: 104% CAGR: 116% 1999 PF annualized revenues of $5.5bn Note: Financials per public filings and Wall Street estimates. A consistent history of improved performance. (1) Defined as operating income plus depreciation & amortization excluding one-time charges.

Notable Transactions - Note: Values are per SDC and public filings. December 1997 $397 million January 1997 $208 million (Wastewater Treatment based in Great Britain) December 1997 $229 million (Semiconductor & Pharmaceutical Process Water) June 1998 $1.5 billion (Bottled Water & Home Water Systems) (Water Filtration Products based in Australia) October 1996 $91 million (Water Treatment Services) WaterPro Supplies Using a buy-and-build strategy, US Filter acquired additional service / product offerings and built an international leader in water. MEMTEC, LTD.

A Unique and Compelling Opportunity You know: The largest automobile company in the world The largest steel company in the world The largest toy company in the world Who is the largest water company in the world? No argument about demand No argument about need You need 14,381 bottles of water to make 8 ounces of beef(1) You need 1,821 bottles of water to make an 8 ounce serving of rice(1) Arguably the largest and most important industry in the world - - - and it is almost impossible to invest in. (1) From Summit Global "Introduction to Water Investing". You can live without all of these things... ....5 days without water and you are a DEAD DUCK